UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2020

META FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 31, 2020, Meta Financial Group, Inc. (the “Company”) issued a press release announcing that MetaBank (the “Bank”), a wholly-owned subsidiary of the Company, has received the necessary regulatory approvals from the Office of the Comptroller of the Currency to convert from a federal thrift charter to a national bank charter (the “Bank Conversion”), and the Company has received the necessary regulatory approvals from the Federal Reserve Bank of Minneapolis to convert from a savings and loan holding company to a bank holding company (the “BHC Conversion”). The Bank Conversion and the BHC Conversion, which is a prerequisite to the consummation of the Bank Conversion, will become effective at the opening of business on April 1, 2020.

In connection with the BHC Conversion, the Company has also elected to become a financial holding company (“FHC”), as such term is defined in the Bank Holding Company Act, as of the effective date of the BHC Conversion. An FHC may, subject to regulatory requirements, engage in certain financial activities that are not otherwise permissible for a BHC, including securities underwriting and dealing, insurance agency and underwriting activities, and merchant banking activities.

Prior to the consummation of the Bank Conversion, the Bank operates as a federal savings bank. Following the consummation of the Bank Conversion, the legal name of the Bank will become “MetaBank, National Association” and the Bank will no longer be subject to qualified thrift lending requirements.

Neither the Bank Conversion nor the BHC Conversion will result in any change in the capital, business, headquarters, management or board of directors of the Bank or the Company.

A copy of the press release issued by the Company on March 31, 2020 announcing the Bank Conversion and the BHC Conversion is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Meta Financial Group, Inc., dated March 31, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: March 31, 2020	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President and Chief Financial Officer